Summary Prospectus | March 1, 2026

Rainier International
Discovery Series

Class/Ticker: I/RAIIX S/RISAX Z/RAIRX W/RAIWX

This is the Summary Prospectus of the Rainier International Discovery Series - Class I, Class S, Class Z, and Class W Shares, a series of Manning & Napier Fund, Inc. (the “Fund”). Before you invest, you may want to review the prospectus of the Series, which contains more information about the Series and its risks. You can find the prospectus and other information about the Series, including the Series’ statement of additional information and most recent reports to shareholders, online at www.manning-napier.com/documents. You can also get this information at no cost from the Fund by calling 1-800-466-3863, by sending an email to orders@mysummaryprospectus.com, or from your financial intermediary. The Series’ prospectus and statement of additional information, both dated March 1, 2026, as each may be amended or supplemented, are incorporated into this Summary Prospectus.

Investment Goal

The investment objective of the Rainier International Discovery Series (the “Series”) is to seek long-term capital appreciation.

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, sell, and hold shares of the Series. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

CLASS	I	S	Z	W
Shareholder Fees (fees paid directly from your investment)	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%	0.90%
Distribution and Service (12b-1) Fees	None	0.25%	None	None
Other Expenses	0.24%	0.26%	0.15%	0.15%
Previously Waived Fees and/or Reimbursed Expenses Recovered[1]	0.01%	None	None	None
Other Operating Expenses	0.23%	0.26%	0.15%	0.15%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	1.15%	1.42%	1.06%	1.06%
Less Fee Waiver and/or Expense Reimbursement[1]	None	(0.01)%	(0.05)%	(0.95)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.15%	1.41%	1.01%	0.11%

1Manning & Napier Advisors, LLC (the Advisor or Manning & Napier) has contractually agreed to waive the management fee for the Class W shares. In addition, pursuant to a separate expense limitation agreement, the Advisor has contractually agreed to limit its fees and reimburse expenses to the extent necessary so that the total direct annual fund operating expenses of each Class, exclusive of Distribution and Service (12b-1) Fees and waived Class W management fees (collectively, “excluded expenses”), do not exceed 1.15% of the average daily net assets of the Class I and Class S shares, and 1.00% of the average daily net assets of the Class Z shares, and 0.10% of the average daily net assets of the Class W shares. These contractual waivers will continue indefinitely, and may only be amended or terminated with the approval of the Series’ Board of Directors. The Advisor’s agreement to limit each Class’s operating expenses is limited to direct operating expenses and, therefore, does not apply to acquired fund fees and expenses, which are indirect expenses incurred by the Series through its investments in other investment companies. The Advisor may receive from a Class the difference between the Class’s total direct annual fund operating expenses, not including excluded expenses, and the Class’s contractual expense limit to recoup all or a portion of its prior fee waivers (other than Class W management fee waivers) or expense reimbursements made during the rolling three-year period preceding the recoupment if at any point the total direct annual fund operating expenses, not including excluded expenses, are below the contractual expense limit (a) at the time of the fee waiver and/or expense reimbursement and (b) at the time of the recoupment.

2The total annual fund operating expenses in this fee table may not correlate to the expense ratios in the financial highlights in the prospectus (and in the Series’ financial statements) because the financial highlights include only the Series’ direct operating expenses and do not include fees and expenses incurred indirectly by the Series through its investments in other investment companies.

Example

The Example below is intended to help you compare the cost of investing in the Series with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Series for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Series’ operating expenses remain the same (taking into account the Advisor’s contractual waivers). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS	I	S	Z	W
1 Year	$117	$143	$103	$11
3 Years	$365	$446	$321	$35
5 Years	$632	$771	$557	$62
10 Years	$1,398	$1,690	$1,234	$140

Portfolio Turnover

The Series pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Series shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the performance of the Series. During the most recent fiscal year, the portfolio turnover rate of the Series was 64% of the average value of its portfolio.

Principal Investment Strategies

Under normal conditions, the Series will invest primarily in equity securities of foreign developed and emerging market companies that are small- to mid-sized at the time of purchase. In selecting securities for purchase in the Series, Rainier Investment Management, LLC (Rainier), the sub-advisor of the Series, focuses on companies that it believes have clear catalysts for positive change; sustainable competitive advantages; strong market positions; disciplined management; and attractive relative valuations. Rainier selects stocks of companies it believes will increase in value over time and makes investment decisions based primarily on an analysis of individual companies, rather than on broad economic forecasts. Rainier believes that, over the long term, stock price movements follow growth in earnings, revenues and/or cash flow. In normal market conditions, the Series’ portfolio will primarily consist of securities of companies with earnings or revenue growth that Rainier attributes to solid or improving fundamentals.

The equity securities in which the Series invests include U.S. dollar and non-U.S. dollar denominated common stock, preferred stock and depository receipts, securities convertible into common stock (including convertible bonds, warrants, and rights), initial public offerings (IPOs), real estate investment trusts (REITs), and instruments with economic characteristics similar to equity securities (including participatory notes and exchange-traded funds (ETFs)). Depository receipts (including American Depository Receipts (ADRs), Global Depository Receipts (GDRs), and International Depository Receipts (IDRs)) are securities listed and traded on U.S. and non-U.S. exchanges that represent ownership interests in securities of foreign companies. Participatory notes are derivative instruments that may be used by the Series to replicate equity exposure in certain foreign markets where direct investment is either impossible or difficult due to local investment restrictions. The Series will generally not invest more than 25% of its net assets in participatory notes at the time of purchase.

The Series considers a company to be a foreign company if it meets one or more of the following criteria: (i) at least 50% of the company’s assets are located outside of the U.S.; (ii) at least 50% of the company’s revenue is generated outside of the U.S.; or (iii) the company is organized or maintains its principal place of business outside of the U.S. The Series is not required to invest a specified portion of its net assets in any particular geographic region, and will typically invest in at least three foreign countries at any time. The Series will generally not invest more than 50% of its net assets in emerging market issuers.

The Series is diversified and will generally hold between 60 and 120 securities. The Series may sell a security if it reaches or surpasses its price or valuation target, when the underlying fundamentals deteriorate as compared to Rainier’s expectations, or when Rainier perceives there to be better opportunities in alternative securities. The Series may buy and sell investments frequently in seeking to achieve its objective.

The Series’ investment strategy may involve allocating large portions of the Series’ portfolio to industry sectors which meet Rainier’s investment criteria.

Under normal circumstances, up to 10% of the Series’ net assets may be held in cash, money market instruments, or other cash equivalents at Rainier’s discretion to facilitate its management of the Series’ portfolio and cash flows.

Principal Risks of Investing in the Series

As with all mutual funds, there is no guarantee that the Series will achieve its investment objective. You could lose money by investing in the Series.

Management risk — The value of your investment may decline if Rainier’s judgments about the attractiveness, relative value or potential appreciation of a particular security or strategy prove to be incorrect.

Market risk — Because the Series invests in stocks, the value of your investment will fluctuate in response to stock market movements. This means that you could lose money on your investment in the Series or the Series could underperform if any of the following occurs:

• U.S. and/or foreign stock markets decline.

• An adverse event, such as an unfavorable earnings report, depresses the value of one or more of the Series’ portfolio holdings.

• An epidemic, pandemic or natural disaster, or widespread fear that such events may occur, negatively affects the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Series invests.

Foreign securities risk — Because the Series may invest in securities of foreign issuers, the Series is subject to additional risks. These include risks of adverse changes in foreign economic, political, regulatory and other conditions. The prices of foreign common stocks may, at times, move in a different direction than the prices of U.S. stocks. The Series’ investments may be denominated in the currencies of the countries in which they are located; therefore, the value of the Series may be affected by changes in exchange rates between those foreign currencies and the U.S. dollar. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Series to sell such investments at inopportune times or prevent an investment the Advisor otherwise believes is attractive, each of which could result in losses to the Series. These restrictions may also negatively impact the market for securities of issuers that are similar to those directly impacted by the restrictions resulting in reduced liquidity and price declines in those securities as well.

Emerging markets risk — The Series may also have special risks due to its investments in emerging market countries. In addition to the risks discussed above relating to investments in foreign companies located in developed countries, the Series’ investments in emerging market countries are subject to the following risks:

• Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries.

•Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation.

• It is sometimes difficult to obtain and enforce court judgments in emerging market countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country.

• There will tend to be an increased risk of price volatility associated with the Series’ investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Small- and mid-cap risk — The Series may also have special risks due to its investments in stocks of small- and mid-size companies. These risks include the following:

• The stocks of small- and mid-size companies may be subject to more abrupt or erratic market movements than the stocks of larger companies.

• The stocks of small- and mid-size companies may be subject to liquidity risk because such stocks may have lower trading volume and be less marketable than the stocks of larger companies. Liquidity risk is further described below.

• Small- and mid-size companies may have limited product lines, markets, or financial resources, and they may depend on a small management group. As a result, they fail more often than larger companies.

Preferred stock risk — Preferred stocks are sensitive to interest rate changes, and are also subject to equity market risk, which is the risk that stock prices will fluctuate and can decline and reduce the value of the Series’ investment. The rights of preferred stocks on the distribution of a corporation’s assets in the event of a liquidation are generally subordinate to the rights associated with a corporation’s debt securities. Preferred stock may also be subject to prepayment risk similar to fixed income securities.

Convertible securities risk — The Series’ investments in convertible securities are subject to interest rate risk and credit risk, similar to fixed income securities. In addition, they are also subject to the risk that the price of the underlying common stock will go down, which may cause a proportionate (or disproportionate) decline in the price of the convertible security.

Rights and warrants risk — Investments in rights or warrants involve the risk of loss of the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the underlying security may exceed the market price of the underlying security in instances such as those where there is no movement in the price of the underlying security.

Risk of initial public offerings — The Series may purchase shares issued as part of, or a short period after, a company’s initial public offering (IPO), and may at times dispose of those shares shortly after their acquisition. The Series’ purchase of shares issued in IPOs exposes it to the risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of newly-public companies have fluctuated significantly over short periods of time.

Real estate securities risk — The Series’ holdings in securities of issuers in the real estate industry, including investments in REITs, may subject it to additional risks even though the Series does not invest directly in real estate. These risks include, but are not limited to, the following: fluctuations in the value of real estate properties and interest rates, defaults by borrowers or tenants, extended vacancies and declining rents, a lack of ability to obtain mortgage financing or other limits to accessing the credit or capital markets, increased competition and overbuilding, and increases in real estate or operating taxes. Any geographic concentration of the Series’ real estate related investments could result in the Series being subject to the above risks to a greater degree. In addition, REITs have their own expenses, and the Series will bear a proportionate share of those expenses.

Risks related to ETFs — The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities. The Series will also bear its proportionate share of the expenses of the purchased ETF in addition to its own expenses.

Participatory notes risk — The return on a participatory note (P-Note) is linked to the performance of the issuers of the underlying securities. The performance of P-Notes will not replicate exactly the performance of the issuers that they seek to replicate due to transaction costs and other expenses. P-Notes are subject to counterparty risk since the notes constitute general unsecured contractual obligations of the financial institutions issuing the notes, and the Series is relying on the creditworthiness of such institutions and has no rights under the notes against the issuers of the underlying securities. In addition, P-Notes are subject to liquidity risk, which is described below.

“Growth” investing risk — Growth stocks can be volatile for several reasons. The prices of growth stocks are based largely on projections of the issuer’s future earnings and revenues. If a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks.

“Value” investing risk — A “value” style of investing could cause the Series to suffer losses or produce poor performance relative to other funds, even in a rising market, if Rainier’s assessment of market conditions or a company’s value or prospects for exceeding earnings expectations is inaccurate. In addition, value stocks can continue to be undervalued by the market for long periods of time.

Money market instruments risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation (FDIC) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

Sector focus risk — Because the Series’ investments may, from time to time, be more heavily invested in a particular sector or sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Series’ share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors.

Liquidity risk — The Series is subject to the risk that, at certain times, its securities may be difficult or impossible to sell at the time and the price that the Series would like. The Series may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on the Series’ management or performance.

Large redemption risk — Certain institutions or individuals may from time to time own (beneficially or of record) or control a significant percentage of the Series’ shares. Redemptions by these institutions or individuals in the Series may impact the Series’ liquidity and net asset value (NAV). These redemptions may also force the Series to sell securities, which may cause the Series to experience a loss (particularly during periods of declining or illiquid markets), as well as cause the Series’ portfolio turnover rate and transaction costs to rise, which may negatively affect the Series’ performance and increase the likelihood of capital gain distributions for remaining shareholders.

The risks above could contribute to a decline in the value of the Series’ investments and, consequently, the share price of the Series.

Summary of Past Performance

The bar chart and average annual total return table provide some indication of the risks of investing in the Series. The bar chart shows the variability in the performance of the Series by showing changes in the performance of the Class I Shares of the Series from year to year. The total return table shows how the average annual total returns for the Series for different periods compare to those of a broad-based securities index. The Series operated as the Rainier International Discovery Fund (the “Predecessor Fund”), a series of Rainier Investment Management Mutual Funds, prior to the Series’ acquisition of the assets and assumption of the liabilities of the Predecessor Fund on August 21, 2017 (the “Reorganization”). Performance figures for periods prior to the Reorganization reflect the performance of Institutional Shares and Class A Shares of the Predecessor Fund, which were reorganized into Class I Shares and Class S Shares, respectively. The performance figures do not reflect the sales charges that Predecessor Fund shareholders were charged on certain purchases of Class A Shares, and have not been adjusted to reflect the Series’ expenses. If the sales charges were reflected, Class S Shares returns would be lower than those shown. If the Predecessor Fund’s performance information had been adjusted to reflect the Series’ expenses, the performance may have been higher or lower for a given period depending on the expenses incurred by the Predecessor Fund for that period. The Series’ Class Z shares commenced operations on August 21, 2017, and all performance below for periods prior to that date reflects the performance of the Predecessor Fund’s Institutional Class Shares. The Series’ Class W Shares commenced operations on March 1, 2019 and all returns shown for Class W Shares include the returns of the Series’ Class I Shares for periods prior to its inception date. Past performance (both before and after taxes) does not necessarily indicate how the Series will perform in the future. Quarterly updated performance information of the Series is available at www.manning-napier.com.

CALENDAR YEARS ENDED DECEMBER 31

Quarterly Returns

Highest (quarter ended 06/30/2020): 28.98%

Lowest (quarter ended 03/31/2020): (19.83)%

AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED DECEMBER 31, 2025
	1 Year	5 Years	10 Years
Class I Shares
Return Before Taxes	27.01%	1.60%	7.61%
Return After Taxes on Distributions	26.35%	1.19%	7.37%
Return After Taxes on Distributions and Sale of Series Shares	16.75%	1.52%	6.40%
Class S Shares — Return Before Taxes	26.73%	1.34%	7.33%
Class W Shares — Return Before Taxes	28.37%	2.67%	8.38%
Class Z Shares — Return Before Taxes	27.23%	1.75%	7.74%
Indices: (reflect no deduction for fees, expenses or taxes)
MSCI ACWI ex USA Index	32.39%	7.91%	8.41%
MSCI ACWI ex USA Small Cap Index	29.26%	6.91%	8.13%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. The after-tax figures are shown for one share class only, and would be different for the other share classes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Series shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Advisor

The investment advisor of the Series is Manning & Napier Advisors, LLC. The investment sub-advisor of the Series is Rainier Investment Management, LLC.

Portfolio Manager

Henrik Strabo

Chief Investment Manager, Rainier, has managed the Series since its inception in 2017, and managed the Predecessor Fund since its inception in 2012.

Purchase and Sale of Series Shares

You may purchase or redeem shares of the Series on any day the New York Stock Exchange (NYSE) is open. The minimum initial investment for the Class S shares of the Series is $2,000. The minimum initial investment for the Class I and Class Z shares of the Series is $1,000,000. There is no initial minimum investment for the Series’ Class W shares, which are only available to the Manning & Napier’s discretionary investment account clients. The minimum initial investments of the Class I, Class S, and Class Z shares are waived for certain qualified retirement plans and

Manning & Napier’s discretionary investment account clients. In addition, the Class S shares investment minimum is waived for participants in an automatic investment program who invest at least $1,000 in a 12-month period. There is no minimum for subsequent investments. You may purchase or redeem shares of the Series held directly with the Fund by mail (Manning & Napier Fund, Inc., P.O. Box 534449, Pittsburgh, PA 15253-4449), by Internet (www.manning-napier.com), by telephone (1-800-466-3863) or by wire. Shareholders holding shares through a financial intermediary should contact their financial intermediary to learn how to place purchase or redemption orders.

Tax Information

The distributions made by the Series generally are taxable, and will be taxed as qualified dividend income, ordinary income or capital gains. If you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account, you will generally not be subject to federal taxation on Series distributions until you begin receiving distributions from your tax-deferred arrangement. You should consult your tax advisor regarding the rules governing your tax-deferred arrangement.

Payments to Broker-Dealers and Other
Financial Intermediaries

If you purchase the Series’ shares through a broker-dealer or other financial intermediary (such as a bank), the Series and its related companies may pay the intermediary for the sale of Series shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Series over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

RAIIX Summ 03/01/2026